Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                          36
Due Period                                              01-Sep-98
Distribution Date                                       14-Oct-98
Payment Date                                            15-Oct-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                      18.91%
Annualized Gross Losses                                    -9.92%
Annualized Portfolio Yield                                  8.99%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             204929377.87
     30 -   59 days (%)                                     5.29%
     60 -   89 days ($)                               79281714.91
     60 -   89 days (%)                                     2.05%
     90 - 119 days ($)                                51395100.89
     90 - 119 days (%)                                      1.33%
   120 - 149 days ($)                                 41866562.67
   120 - 149 days (%)                                       1.08%
   150 - 179 days ($)                                 38447658.59
   150 - 179 days (%)                                       0.99%
   180 - 209 days ($)                                 37402300.13
   180 - 209 days (%)                                       0.97%
   210 - 239 days ($)                                 35739270.88
   210 - 239 days (%)                                       0.92%
   240 - 269 days ($)                                 33784712.13
   240 - 269 days (%)                                       0.87%
   270 - 299 days ($)                                 33707351.93
   270 - 299 days (%)                                       0.87%
            300+ days  ($)                             6782230.96
            300+ days (%)                                   0.18%


Additional Balances on Existing Credit Lines        52,494,496.87
(draws - principal only)
Principal Collections                              123,069,021.93
Defaulted Receivables                               32,863,181.74
Finance Charge  & Administrative Collections        61,324,223.51
Recoveries                                           1,361,202.00


Average Principal Balance                        3,976,992,537.13
Personal Homeowner Lines as % of Total                     29.22%
Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                    11
Distribution Date:                                       10/14/98
Payment Date:                                            10/15/98
Collection Period Beginning:                             09/01/98
Collection Period Ending:                                09/30/98
Note and Certificate Accrual Beginning:                  09/15/98
Note and Certificate Accrual Ending:                     10/15/98
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                7.0017%
Invested Amount
OC Balance as % of Ending Participation                   7.3170%
Invested Amount
OC Balance as % of Ending Participation                   6.6785%
Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.                 0
Invstd. Amt. Test
Is the MAP Over?                                                0
Is this the Early Amortization Period?                          0

Interest Allocation Percentage Calculation:
Numerator                                         $919,488,461.11
Denominator - Component (x) - Aggregate         $3,976,992,537.13
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         $3,912,261,475.34
Numerators
Applicable Interest Allocation Percentage                  23.12%

Principal Allocation Percentage Calculation:
Numerator                                         $919,488,461.11
Denominator - Component (x) - Aggregate         $3,976,992,537.13
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         $3,696,177,652.21
Numerators
Applicable Principal Allocation Percentage                 23.12%

Default Allocation Percentage Calculation:
Numerator                                         $919,488,461.11
Denominator - Component (x) - Aggregate         $3,976,992,537.13
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         $3,912,261,475.34
Numerators
Default Allocation Percentage (Floating                    23.12%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested Amount      $22,987,211.53
Series Participation Interest Default Amount        $7,598,031.96
(Sec. 4.11 (a)(iii))
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.      $15,389,179.57
over (ii) Series Part. Interest Default Amount
Minimum Principal Amount                           $15,389,179.57

Investor Principal Collections                     $16,316,968.37
Investor Finance Charge and Admin. Collections     $14,492,993.11
(4.11a)
Investor Allocated Defaulted Amounts                $7,598,031.96

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal          $919,509,042.58
Balance
Beginning Participation Invested Amount           $919,488,461.11
Ending Participation Unpaid Principal Balance     $895,594,042.25
Ending Participation Invested Amount              $895,573,460.78

Beginning Participation Unpaid Principal            $5,363,802.75
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due $4,183,459.07 Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 150bps per          $1,149,360.58
annum prior to 12/98, 25bps per annum
thereafter
Participation Interest Distribution Amount          $5,363,802.75

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections     $14,492,993.11
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.              $0.00
4.11 (a)(i)
Series Participation Interest  Monthly Interest     $5,363,802.75
(Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount        $7,598,031.96
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-            $0.00
Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11     $1,531,158.40
(a)(v))
Excess (Sec. 4.11 (a)(vi))                                ($0.00)

Reconciliation Check                                        $0.00

Series Participation Interest Monthly Principal    $23,915,000.33

Beginning Unreimbursed Participation Interest               $0.00
Charge-Offs
Series Participation Interest Charge-Offs                   $0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-            $0.00
Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                  $0.00
Charge-Offs

Available Investor Principal Collections           $23,915,000.33
Participation Interest Distribution Amount          $5,363,802.75
Series Participation Interest Charge-Offs                   $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due $4,183,459.07 Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                     $1,180,343.68
Beginning Net Charge-Offs                                   $0.00
Reversals                                                   $0.00

+Available Investor Principal Collections          $23,915,000.33
+Series Participation Interest Charge Offs                  $0.00
+ Lesser of Excess Interest and Carryover                   $0.00
Charge Offs

Optimum Monthly Principal                          $23,915,000.33
Are the Notes Retired ?                                     $0.00
Accelerated Principal Payment                       $1,149,360.58

Beginning Class A-1 Security Balance              $618,108,786.24
Beginning Class A-2 Security Balance               $48,000,000.00
Beginning Class A-3 Security Balance               $90,000,000.00
Beginning Class B Security Balance                 $57,000,000.00
Beginning Certificate Security Balance             $42,000,000.00
Beginning Overcollateralization Amount plus APP    $65,529,035.45
Beginning Class A-1 Adjusted Balance              $618,108,786.24
Beginning Class A-2 Adjusted Balance               $48,000,000.00
Beginning Class A-3 Adjusted Balance               $90,000,000.00
Beginning Class B Adjusted Balance                 $57,000,000.00
Beginning Certficate Adjusted Balance              $42,000,000.00
Beginning Overcollateralization Amount plus APP    $65,529,035.45
Class A-1 Balance After Payment pursuant to       $594,193,785.91
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to        $48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to        $90,000,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to          $57,000,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to $42,000,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance       $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance       $30,000,000.00
Class B Minimum Adjusted Principal Balance         $19,000,000.00
Certificate Minimum Adjusted Principal Balance     $14,000,000.00
Minimum Overcollateralization Amount               $17,000,000.00
Certificate Minimum Balance Target                  $9,046,187.53
Scheduled Certificate Payment to Certificate       $32,953,812.47
Minimum Balance Target
Class A-1 Targeted Balance                        $465,698,199.60
Class A-2 Targeted Balance                       ($29,982,505.62)
Class A-3 Targeted Balance                         $38,442,044.28
Class B Targeted Balance                           $24,565,788.45
Certificate Targeted Balance                       $30,255,930.70
Class A-1:  Payment Required to get to Target     $152,410,586.63
Class A-2:  Payment Required to get to Target      $32,000,000.00
or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target $51,557,955.72 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or $32,434,211.55 Minimum Adjusted Balance
Certificate: Payment Required to get to Target $11,744,069.30 or Minimum Adjusted Balance
OC: Payment to get to Minimum                      $48,529,035.45
Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;
Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                     1
Remittances on the Participation                   $29,278,803.08

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -        $2,971,990.67
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -         $235,193.60
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -         $449,238.00
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -           $296,392.40
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield        $230,644.40
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal         $23,915,000.33
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                 $0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                 $0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                   $0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid               $0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal               $0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                      $0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal           $1,149,360.58
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                 $0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                 $0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                   $0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                   $0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                   $0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                   $0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                     $0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                     $0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                   $0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                   $0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                     $0.00
(a)(vi)(d)
        Pay Certificates up to Certificate Min.             $0.00
Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                  $0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05           $30,983.11
(a)(vii)

Total Reconciliation Check                                  $0.00
(should equal $0.00)
Accelerated Principal Reconciliation                        $0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                    $0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $618,108,786.24
Beginning Class A-2 Note Security Balance          $48,000,000.00
Beginning Class A-3 Note Security Balance          $90,000,000.00
Beginning Class B     Note Security Balance        $57,000,000.00
Beginning Certificate Security Balance             $42,000,000.00
Beginning Overcollateralization Amount             $64,379,674.87
Beginning Class A-1 Adjusted Balance              $618,108,786.24
Beginning Class A-2 Adjusted Balance               $48,000,000.00
Beginning Class A-3 Adjusted Balance               $90,000,000.00
Beginning Class B    Adjusted Balance              $57,000,000.00
Beginning Certficate  Adjusted Balance             $42,000,000.00
Beginning Overcollateralization Amount             $64,379,674.87
Ending Class A-1 Note Security Balance            $593,044,425.33
Ending Class A-2 Note Security Balance             $48,000,000.00
Ending Class A-3 Note Security Balance             $90,000,000.00
Ending Class B    Note Security Balance            $57,000,000.00
Ending Certificate Security Balance                $42,000,000.00
Ending Overcollateralization Amount                $65,529,035.45
Ending Class A-1 Adjusted Balance                 $593,044,425.33
Ending Class A-2 Adjusted Balance                  $48,000,000.00
Ending Class A-3 Adjusted Balance                  $90,000,000.00
Ending Class B    Adjusted Balance                 $57,000,000.00
Ending Certficate  Adjusted Balance                $42,000,000.00
Ending Overcollateralization Amount                $65,529,035.45
Class A-1 Note Rate Capped at 12.5%                     5.769840%
Class A-2 Note Rate Capped at 14.0%                     5.879840%
Class A-3 Note Rate Capped at 14.0%                     5.989840%
Class B    Note Rate Capped at 14.0%                    6.239840%
Certificate Rate Capped at 15.0%                        6.589840%
Class A-1 Interest Due                              $2,971,990.67
Class A-2 Interest Due                                $235,193.60
Class A-3 Interest Due                                $449,238.00
Class B Interest Due                                  $296,392.40
Certificate Yield  Due                                $230,644.40
Class A-1 Interest Paid                             $2,971,990.67
Class A-2 Interest Paid                               $235,193.60
Class A-3 Interest Paid                               $449,238.00
Class B Interest Paid                                 $296,392.40
Certificate Yield Paid                                $230,644.40
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B     Unpaid Interest                                 $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                           $25,064,360.91
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B    Principal Paid                                   $0.00
Certificate    Principal Paid                               $0.00
OC           Principal Paid                                 $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B    Net Charge-Off                         $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated          $1,149,360.58
Principal Payments
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B     Net Charge-Off                           $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal              ($0.00)
$0.00)

Certificate Balance/Participation Invested                4.5678%
Amount (Beginning of Month)

Designated Certificate / Certificate Security
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month          $420,000.00
Principal Payments in Respect of  Designated                $0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month                $420,000.00
Yield Payments in Respect of Designated                 $2,306.44
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated           $13,379,674.87
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))       $1,149,360.58
Payments to Holder of Designated Certificate in             $0.00
respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated           $14,529,035.45
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount       $51,000,000.00
(Beginning of Month)
Payments to Designated Certificates in                      $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount       $51,000,000.00
(End of Month)

Remaining Payments to Designated Certificates               $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))          $30,983.11



Monthly Security  Report
Household Consumer Loan Trust 1997-2

Distribution Date                                        10/14/98
Payment Date:                                            10/15/98
Collection Period Beginning                              09/01/98
Collection Period Ending:                                09/30/98
Note and Certificate Accrual Beginning:                  09/15/98
Note and Certificate Accrual Ending:                     10/15/98


Ending Pool Principal Balance                   $3,873,735,838.45
Series 1997-1 Participation Invested Amount       $895,573,460.78
Seller Amount                                      $59,393,918.78
Remittances on the Participation                   $29,278,803.08
Optimum Monthly Principal                          $23,915,000.33
Accelerated Principal Payment                       $1,149,360.58
Beginning Class A-1 Note Security Balance         $618,108,786.24
Beginning Class A-2 Note Security Balance          $48,000,000.00
Beginning Class A-3 Note Security Balance          $90,000,000.00
Beginning Class B Note Security Balance            $57,000,000.00
Beginning Certificate Security Balance             $42,000,000.00
Beginning Overcollateralization Amount             $64,379,674.87
Beginning Class A-1 Adjusted Balance              $618,108,786.24
Beginning Class A-2 Adjusted Balance               $48,000,000.00
Beginning Class A-3 Adjusted Balance               $90,000,000.00
Beginning Class B Adjusted Balance                 $57,000,000.00
Beginning Certificate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount             $64,379,674.87
Ending Class A-1 Note Security Balance            $593,044,425.33
Ending Class A-2 Note Security Balance             $48,000,000.00
Ending Class A-3 Note Security Balance             $90,000,000.00
Ending Class B Note Security Balance               $57,000,000.00
Ending Certificate Security Balance                $42,000,000.00
Ending Overcollateralization Amount                $65,529,035.45
Ending Class A-1 Adjusted Balance                 $593,044,425.33
Ending Class A-2 Adjusted Balance                  $48,000,000.00
Ending Class A-3 Adjusted Balance                  $90,000,000.00
Ending Class B Adjusted Balance                    $57,000,000.00
Ending Certificate  Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount                $65,529,035.45
Class A-1 Note Rate Capped at 12.5%                    5.7698400%
Class A-2 Note Rate Capped at 14.0%                    5.8798400%
Class A-3 Note Rate Capped at 14.0%                    5.9898400%
Class B    Note Rate Capped at 14.0%                   6.2398400%
Certificate Rate Capped at 15.0%                       6.5898400%
Class A-1 Interest Due                              $2,971,990.67
Class A-2 Interest Due                                $235,193.60
Class A-3 Interest Due                                $449,238.00
Class B Interest Due                                  $296,392.40
Certificate Yield  Due                                $230,644.40
Class A-1 Interest Paid                             $2,971,990.67
Class A-2 Interest Paid                               $235,193.60
Class A-3 Interest Paid                               $449,238.00
Class B Interest Paid                                 $296,392.40
Certificate Yield Paid                                $230,644.40
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A-1 Principal Paid                           $25,064,360.91
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                                 $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated          $1,149,360.58
Principal Payments
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A-1                      $3.258762
Principal paid per $1,000 Class A-1                    $27.482852
Interest paid per $1,000 Class A-2                      $4.899867
Principal paid per $1,000 Class A-2                     $0.000000
Interest paid per $1,000 Class A-3                      $4.991533
Principal paid per $1,000 Class A-3                     $0.000000
Interest paid per $1,000 Class B                        $5.199867
Principal paid per $1,000 Class B                       $0.000000
Yield Paid per $1,000 Certificate                       $5.491533
Principal Paid per $1,000 Certificate                   $0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-2

Distribution Date                                       15-Oct-98
Due Period                                                 Sep-98
Monthly Payment Rate (including charge offs)                3.92%
Monthly Draw Rate                                           1.32%
Monthly Net Payment Rate                                    2.60%
Actual Payment Rate                                         2.60%

Annualized Cash Yield                                      18.91%
Annualized Gross Losses                                     9.92%
Annualized Portfolio Yield                                  8.99%
Weighted Coupon                                             5.87%
Excess Servicing                                            3.12%


Ending Overcollateralization Percentage (3 mo               7.00%
avg)
Trigger Level                                               4.25%
Excess Overcollateralization                                2.75%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.29%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.21%

Total Participation Balance (ending)                  895,594,042